Exhibit 10.34

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

December 6, 2005

Mr. M. Scott Rizzo

Vice President, Supply Chain Management

Barrier Therapeutics, Inc.

600 College Road East, Suite 3200

Princeton, NJ 08540

Re:	Amendment No. 1 (this “Amendment”) to the Pharmaceutical Product Supply Agreement dated January 27, 2005 (the “Agreement”) by and between DSM Pharmaceuticals, Inc. (“DSM”) and Barrier Therapeutics, Inc. (“Barrier”)

Dear Mr. Rizzo:

This letter confirms the recent discussions between DSM and Barrier regarding the proposed amendment of the Pharmaceutical Product Supply Agreement (the “Agreement”) referenced above. All terms and conditions defined herein are used as defined in the Agreement.

This Amendment No. 1 amends the specific terms referenced below.

1.	Exhibit 1 of Agreement shall be revised to reflect changes to the 2005 and 2006 Minimum Quantities and the Product Price for each contract year. The revised Exhibit 1 is attached hereto and incorporated herein by reference.

2.	Section 2.2 of the Agreement shall be amended to read as follows:

2.2	DSM shall be obligated to supply, and Barrier shall be obligated to purchase, (i) the Firm Purchase Commitment set forth in Section 6.3 and, to the extent not included in the Firm Purchase Commitment, (ii) those Minimum Quantities defined each Contract Year as referenced in Exhibit 1 attached hereto, in campaigns of no less than *** full scale batches.

Unless the Parties shall mutually agree to additional quantities, the maximum annual quantity which DSM shall be required to supply, and which Barrier may purchase, during the term of this Agreement shall be ***. In the event that the Firm Purchase Commitment or the ***. It is specifically agreed that the *** set forth in this Section 2.2 shall be reduced in any Contract Year by the quantity of Commercial Product which DSM is unable to supply within ninety (90) days of any Delivery Date during such Contract Year unless DSM’s inability to supply is attributable to Barrier or its API supplier.

3.	All references within the Agreement to the Product name “Zimycan” shall be replaced with the name “Vusion”. Both names are considered Product as defined in the Agreement.

4.	For avoidance of doubt and as specified in the attached Exhibit 1, the 2005 Minimum Quantities commitment has been invoiced by DSM on November 15, 2005 (invoice #900004986) and will be paid by Barrier by December 15, 2005. This commitment relieves both parties of further financial or production obligations for the *** and all new production in 2006 will be counted towards the ***.

If you are in agreement with the foregoing provisions, please so signify by signing below.

THIS AMENDMENT NO. 1

AGREED AND ACCEPTED:

DSM Pharmaceuticals, Inc.

By:	/s/ Terence S. Novak
Terence S. Novak, Chief Marketing Officer

Barrier Therapeutics, Inc.

By:	/s/ Anne VanLent
Anne VanLent, Executive Vice President and Chief Financial Officer

Date:	December 12, 2006

EXHIBIT 1: PRODUCT PRICE ***

Commercial Pricing:

Vusion 30gm Tube Full Batch (*** Tubes)	2005		2006		2007		2008		2009
***	*	**	*	**	*	**	*	**	*	**
Product Price	*	**	*	**	*	**	*	**	*	**

*	Excludes the 3 PV batches made and invoiced as part of the 2005 ***.

Sample Pricing:

Vusion 5gm Tube Full Batch ***	2005		2006		2007		2008		2009
***			*	**
Product Price	*	**	*	**	*	**	*	**	*	**

Assumptions:

1.	Commercial volumes will be ordered, manufactured, packaged and tested in campaigns of no less than *** per run. Any sample batches must meet the *** minimum per campaign or be ordered with the commercial volumes to meet a total of *** per campaign.

2.	Commercial pricing and Sample pricing are subject to the terms of the sections 8.1 and 8.2 of the Agreement.

3.	Commercial volumes and prices are full batch quantities and are for US distribution.

4.	Commercial and Sample pricing is based upon the packaging configuration below.

PACKAGING CONFIGURATION

30 Gram Tube
Component	Dimensions
Tube (Aluminum)	130 (H) x 22 (D)
Carton (4 panels)	37.00 (L) x 36.00 (W) x 145.00 (H)
Insert Roll Feed	7 1/2 (L) x 12 1/8 (W) (max size)
Shipper	72 per Shipper Bundled by 12

5Gram Tube
Component	Dimensions
Tube (Aluminum)	93 mm (H) x 13.5 mm (D)
Carton (TBD)
Insert (TBD)
Shipper

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